EXHIBIT 10.15

           2534 N. Miami Avenue
           Suite 2B
           Miami, FL  33127
           305-573-9339
           305-573-9495 (fax)                                         SITEWORKS
                                                                    BUILDING AND
                                                                     DEVELOPMENT

                                CONTRACT/PROPOSAL

September 6, 2005



Kolker Residence
12683 NW 11 Place
Sunrise, FL  33323
954-846-8484

Scope of Work: Furnish all labor and material to complete kitchen design as per signed drawings and sketches.

       o Install (2) - 3'x4' single hung windows, (1) 8'x4' (approximate size) fixed glass window on west wall of family room, (1) 20"x4' single hung window and (1) 5' x 6' French doors on north wall of family room. Shutters included

       o Kitchen: Elmwood - 3/4" Plywood/Frameless Cabinetry - Cabinet Line: Algonquin
              Door Style:  Cambridge
              Wood Species:  Maple
              (11) Knob Pulls
              Granite Countertops - $42.00 per sq. ft. allowance
              TV Stand

       o      Painting

Construction to meet all building code requirements. Construction includes masonry, electrical, architectural and painting. Paint to be furnished by owner and painted by Siteworks. Finishes of stucco and painting to match existing as close as possible.

Specifically not included: flooring, light fixtures and decorative accessories.

Proposed Contract Amount:  27,706.00

Payments as Follows: Payments to be made direct to suppliers as requested to order and receive material. At the start of the job, bi-weekly draws. Final payment due and payable upon "substantial completion" of all work under contract

Acceptance of Proposal: The above prices, specifications and conditions are satisfactory and are hereby accepted. You are authorized to do the work as specified. Payment will be made as outlined.


Accepted:  ___________________________     Dated:  __________________________

______________________________________     Dated:  __________________________
Carl M. Nurse, CEO